                                                                    EXHIBIT 10.8

================================================================================




                                   $50,000,000


                               PURCHASE AGREEMENT



                                     BETWEEN



                             BNP LEASING CORPORATION

                                    ("BNPLC")


                                       AND


                          SOLECTRON GEORGIA CORPORATION

                                     ("SGC")


                                OCTOBER 20, 1998

                           (GWINNETT COUNTY, GEORGIA)




================================================================================


PURSUANT TO AND AS MORE PARTICULARLY PROVIDED IN PARAGRAPH 15 OF THIS AGREEMENT, THE LEASE REFERENCED HEREIN AND THIS PURCHASE AGREEMENT ARE TO CONSTITUTE, FOR INCOME TAX PURPOSES ONLY, A FINANCING ARRANGEMENT OR CONDITIONAL SALE. AS PROVIDED IN PARAGRAPH 15 OF THIS AGREEMENT, BNPLC AND SGC EXPECT THAT SGC (AND NOT BNPLC) SHALL BE TREATED AS THE TRUE OWNER OF THE PROPERTY FOR INCOME TAX PURPOSES, THEREBY ENTITLING SGC (AND NOT BNPLC) TO TAKE DEPRECIATION DEDUCTIONS AND OTHER TAX BENEFITS AVAILABLE TO THE OWNER.
34084.1

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                                TABLE OF CONTENTS

                                                                                          Page
                                                                                          ----
1       SGC'S OPTIONS AND OBLIGATIONS ON THE DESIGNATED SALE DATE............................1
        (A)    Right to Purchase; Right and Obligation to Remarket...........................1
        (B)    Determination of Fair Market Value............................................3
        (C)    Designation of the Purchaser..................................................3

2       SGC'S RIGHTS AND OPTIONS AFTER THE DESIGNATED SALE DATE..............................3
        (A)    SGC's Extended Right to Remarket..............................................3
        (B)    Definition of Minimum Extended Remarketing Price..............................4
        (C)    BNPLC's Right to Sell.........................................................5
        (D)    SGC's Right to Excess Sales Proceeds..........................................5

3       TERMS OF CONVEYANCE UPON PURCHASE....................................................6

4       SURVIVAL AND TERMINATION OF THE RIGHTS AND OBLIGATIONS OF SGC AND BNPLC..............6
        (A)    Status of this Agreement Generally............................................6
        (B)    Election by SGC to Terminate the Purchase Option and SGC's Initial Remarketing
               Rights and Obligations Prior to the Base Rent Commencement Date...............7
        (C)    Election by BNPLC to Terminate the Purchase Option and SGC's Initial
               Remarketing Rights and Obligations............................................7
        (D)    Automatic Termination of Certain Rights of SGC................................7
        (E)    Termination of SGC's Extended Remarketing Rights to Permit a Sale by BNPLC....8
        (F)    Payment Only to BNPLC.........................................................8
        (G)    Remedies Under the Other Operative Documents..................................8

5       EFFECT OF SALE UPON INTERVENING ENCUMBRANCES.........................................8

6.      OTHER REPRESENTATIONS, WARRANTIES AND COVENANTS OF SGC...............................9
        (A)    No Default or Violation.......................................................9
        (B)    No Suits......................................................................9
        (C)    Enforceability................................................................9
        (D)    Organization..................................................................9
        (E)    Omissions.....................................................................9

7       CERTAIN REMEDIES CUMULATIVE..........................................................9

8.      ATTORNEYS' FEES AND LEGAL EXPENSES..................................................10

9.      ESTOPPEL CERTIFICATE................................................................10

10.     SUCCESSORS AND ASSIGNS..............................................................10

11.     MISCELLANEOUS.......................................................................10

        (A)    Notices......................................................................10
        (B)    Severability.................................................................12
        (C)    No Implied Waiver............................................................12
        (D)    NO IMPLIED REPRESENTATIONS BY BNPLC..........................................12
        (E)    Entire Agreement.............................................................12
        (F)    Time is of the Essence.......................................................13
        (G)    Governing Law................................................................13
        (H)    Paragraph Headings...........................................................13
        (I)    Other Terms and References...................................................13
        (1)    Not a Partnership, Etc.......................................................13

12.     WAIVER OF JURY TRIAL................................................................13

13.     ADDITIONAL RIGHTS OF BNPLC RELATING TO ESCROWED PROCEEDS............................14

14.     SECURITY FOR BNPLC'S OBLIGATIONS....................................................14

15.     INCOME TAX REPORTING................................................................14


                                  Exhibits and Schedules


Exhibit A....................................................................Legal Description

Exhibit B................................................................Limited Warranty Deed

Exhibit C................................................................Intentionally Deleted

Exhibit D..........................................................Bill of Sale and Assignment

Exhibit E........................................................Acknowledgment and Disclaimer

Exhibit F................................................................Intentionally Deleted

Exhibit G..............................................................Secretary's Certificate

Exhibit H..................................................Instruction Letter to Title Insurer

Exhibit I...................................................................FIRPTA Certificate

Exhibit J...............................................Indemnity for Liens Removable by BNPLC

Exhibit K...............................................Notice by SGC of Election to Terminate


List of Defined Terms.......................................................Shared Definitions


                                      (ii)

                               PURCHASE AGREEMENT

        This PURCHASE AGREEMENT (this "AGREEMENT"), by and between BNP LEASING CORPORATION, a Delaware corporation ("BNPLC"), and SOLECTRON GEORGIA CORPORATION, a Georgia corporation ("SGC"), is dated as of October 20, 1998, the Effective Date. ("EFFECTIVE DATE" and other capitalized terms used and not otherwise defined in this Agreement are intended to have the meanings assigned to them in the List of Defined Terms attached to and made a part of the Lease Agreement dated of even date herewith between BNPLC, as landlord, and SGC, as tenant. By this reference, such List of Defined Terms is incorporated into and made a part of this Agreement for all purposes.)


                                    RECITALS

        Pursuant to the Existing Contract, which covers the Land described in Exhibit A, BNPLC is acquiring the Land and any appurtenances thereto from Seller contemporaneously with the execution of this Agreement. Pursuant to the Lease and the Construction Management Agreement, BNPLC will lease the Land to SGC and is agreeing to provide funding for the acquisition and construction of Improvements to be owned by BNPLC. (BNPLC's interests in the Land, the Improvements and in all other real and personal property from time to time covered by the Lease and included within the "Property" as defined therein are hereinafter collectively referred to as the "PROPERTY".)

        SGC and BNPLC have reached agreement upon the terms and conditions upon which SGC will purchase or arrange for the purchase of the Property, and by this Agreement they desire to evidence such agreement

                                   AGREEMENTS

        1.     SGC'S OPTIONS AND OBLIGATIONS ON THE DESIGNATED SALE DATE.

               (A) Right to Purchase; Right and Obligation to Remarket. Whether or not an Event of Default shall have occurred and be continuing or the Lease shall have been terminated, but subject to Paragraph 4 below:

                      (1) SGC shall have the right (the "PURCHASE OPTION") to purchase or cause an Affiliate of SGC to purchase BNPLC's interest in the Property and in Escrowed Proceeds, if any, on the Designated Sale Date for a cash price equal to the Break Even Price. As used herein, "BREAK EVEN PRICE" means an amount equal, on the Designated Sale Date, to Stipulated Loss Value, plus all costs and expenses (including appraisal costs, withholding taxes (if any) other than Excluded Taxes, and Attorneys' Fees) incurred in connection with any sale of BNPLC's interests in the Property under this Agreement or in connection with collecting payments due hereunder, and plus an amount equal to the Balance of Unpaid Construction-Period Indemnity Payments, but less the amount of any Deductible Judgment that SGC may elect to pay on or before the Designated Sale Date in order to remove the Deductible Judgment as a Lien against the Property. As used herein, the "BALANCE OF UNPAID CONSTRUCTION-PERIOD INDEMNITY PAYMENTS" means an amount equal to the sum of Construction-Period Indemnity Payments, if any, that SGC elected not to pay pursuant to subparagraph 5(e)(ii) of the Lease, plus interest accruing at the Default Rate, compounded annually, on each such payment from the date such payment would have become but for SGC's election not to pay it as permitted by subparagraph 5(e)(ii) of the Lease.

               (2) If for any reason whatsoever (including any termination of SGC's Purchase Option as described in subparagraph 4(D) below), neither SGC nor an Affiliate of SGC purchases BNPLC's interest in the Property and in any Escrowed Proceeds on the Designated Sale Date as provided in the preceding subparagraph 1(A)(1), then SGC shall have the following rights and obligations (collectively, "SGC'S INITIAL REMARKETING RIGHTS AND OBLIGATIONS"):

                    (a) First, SGC shall have the right (but not the obligation) to cause an Applicable Purchaser who is not an Affiliate of SGC to purchase BNPLC's interest in the Property and any Escrowed Proceeds on the Designated Sale Date for a net cash purchase price not below the lesser of (I) Fair Market Value, or (II) the Break Even Price. If, however, a net cash price actually tendered or to be tendered to BNPLC by an Applicable Purchaser identified by SGC in accordance with the preceding sentence is below the amount equal to the Break Even Price less any Supplemental Payment tendered by SGC as described below, then BNPLC may affirmatively elect to decline such tender and to keep the Property and any Escrowed Proceeds rather than sell to the Applicable Purchaser (a "VOLUNTARY RETENTION OF THE PROPERTY").

                    (b) Second, if the cash price actually paid by an Applicable Purchaser to BNPLC on the Designated Sale Date exceeds the Break Even Price, SGC shall be entitled to such excess, subject, however, to BNPLC's right to offset against such excess any and all sums that are then due from SGC to BNPLC under the other Operative Documents.

                    (c) Third, if for any reason whatsoever (including any failure of SGC to cause an Applicable Purchaser to tender a purchase price to BNPLC or any Voluntary Retention of the Property) the amount of the Break Even Price exceeds any cash sales proceeds actually received by BNPLC on the Designated Sale Date in connection with a sale of BNPLC's interest in the Property and any Escrowed Proceeds pursuant to this Agreement (such excess being hereinafter called a "DEFICIENCY"), then SGC shall have the obligation to pay to BNPLC on the Designated Sale Date a supplemental payment (the "SUPPLEMENTAL PAYMENT") equal to the lesser of the (1) the Deficiency or (2) Maximum Remarketing Obligation. As used herein, "MAXIMUM REMARKETING OBLIGATION" means a dollar amount determined in accordance with the following provisions:

                         1) "MAXIMUM REMARKETING OBLIGATION" will equal the product of (i) Stipulated Loss Value on the Designated Sale Date, times (ii) 100% minus the Residual Risk Percentage, provided that both of the following conditions are satisfied:

                              (x) SGC shall not have elected to accelerate the
                    Designated Sale Date as provided in clause (2) of the definition of Designated Sale Date in the List of Defined Terms attached to the Lease; and

                              (y) No Event of Default, other than an Issue 97-1
                    Non-performance-related Subjective Event of Default, shall occur on or be continuing on the Designated Sale Date.

                         2) If either of the conditions listed in subparagraph
               1) preceding are not satisfied, "MAXIMUM REMARKETING OBLIGATION" will equal the Break Even Price.


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

               Notwithstanding the foregoing, in the event of any Voluntary Retention of the Property, the amount of the Supplemental Payment calculated as provided in this subparagraph (c) will be reduced (but not below zero) by the amount of any Escrowed Proceeds held by and that will be retained by BNPLC after the Designated Sale Date.

If any Supplemental Payment or other amount payable to BNPLC pursuant to this subparagraph 1(A) is not actually paid to BNPLC on the Designated Sale Date, SGC shall pay interest on the past due amount computed at the Default Rate from the Designated Sale Date. However, SGC shall be entitled to a credit against the interest required by the preceding sentence equal to the Base Rent, if any, actually paid by SGC pursuant to the Lease for any period after the Designated Sale Date.

               (B) Determination of Fair Market Value. To give BNPLC the opportunity before the Designated Sale Date to have Fair Market Value determined by an appraiser (as provided in the definition of Fair Market Value), SGC must, unless SGC concedes that Fair Market Value will be no less than the Break Even Price on the Designated Sale Date, provide BNPLC with a Remarketing Notice. As used in this Agreement, "REMARKETING NOTICE" means a notice given by SGC to BNPLC (and to each of the Participants) no earlier than two hundred seventy days before the Designated Sale Date and no later than one hundred and eighty days before the Designated Sale Date, specifying that SGC does not concede that Fair Market Value will be greater than the Break Even Price. No Remarketing Notice will be required if SGC does concede that Fair Market Value will equal or exceed the Break Even Price on the Designated Sale Date. But if for any reason (including any acceleration of the Designated Sale Date as provided in the definition thereof in the List of Defined Terms attached to the Lease) SGC fails to provide a Remarketing Notice within the time periods specified in the definition of Remarketing Notice above, Fair Market Value shall, for purposes of determining any Supplemental Payment required by this Agreement, be deemed to be no less than the Residual Risk Percentage of Stipulated Loss Value on the Designated Sale Date.

               (C) Designation of the Purchaser. To give BNPLC the opportunity before the Designated Sale Date to prepare the deed and other documents that BNPLC must tender pursuant to Paragraph 3 (collectively, the "SALE CLOSING DOCUMENTS"), SGC must, by a notice to BNPLC given at least twenty days prior to the Designated Sale Date, specify irrevocably, unequivocally and with particularity any party who will purchase BNPLC's interest in the Property as provided in subparagraph 1(A). If for any reason SGC fails to so specify a party who will in accordance with the terms and conditions set forth herein purchase BNPLC's interest in the Property (be it SGC itself, an Affiliate of SGC or another Applicable Purchaser), BNPLC shall be entitled to postpone the tender of the Sale Closing Documents until a date after the Designated Sale Date and not more than twenty days after SGC finally does so specify a party, but such postponement will not relieve or postpone the obligation of SGC to make a Supplemental Payment on the Designated Sale Date as provided in Paragraph 1(A)(2)(c).

        2.     SGC'S RIGHTS AND OPTIONS AFTER THE DESIGNATED SALE DATE.

               (A) SGC's Extended Right to Remarket. During the period commencing on the Designated Sale Date and ending on the second anniversary of the Designated Sale Date ("SGC'S EXTENDED REMARKETING PERIOD"), SGC shall have the right ("SGC'S EXTENDED REMARKETING RIGHT") to cause an Applicable Purchaser who is not an Affiliate of SGC to purchase BNPLC's interest in the Property for a cash purchase price not below the lesser of (I) the Minimum Extended Remarketing Price (as defined below), or (II) the Third Party Target Price (as defined below) specified in any Third Party Sale Notice (as defined below) given by BNPLC pursuant to subparagraph 2(C)(2) within the ninety days prior to the date (the "FINAL SALE DATE") upon which


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

BNPLC receives such purchase price from the Applicable Purchaser. SGC's Extended Remarketing Right shall, however, be subject to all of the following conditions:

                    (1) No Event of Default, other than an Issue 97-1 Non-performance-related Subjective Event of Default, shall occur on or be continuing on the Designated Sale Date.

                    (2) BNPLC's interest in the Property and in Escrowed Proceeds, if any, shall not have been sold on the Designated Sale Date as provided in Paragraph 1, and on the Designated Sale Date SGC shall have paid the full amount of any Supplemental Payment to BNPLC required by subparagraph 1(A)(2)(c). (If, however, as provided in subparagraph 4(B) SGC shall have properly exercised its right to terminate SGC's Initial Remarketing Rights and Obligations and paid an Issue 97-10 Prepayment to BNPLC, then payment of the Supplemental Payment shall not be a condition to SGC's Extended Remarketing Right.)

                    (3) No Voluntary Retention of the Property shall have occurred as described in subparagraph 1(A)(2)(a).

                    (4) SGC's Extended Remarketing Right shall not have been terminated by BNPLC pursuant to subparagraph 4(E) below.

                    (5) At least thirty days prior to the Final Sale Date, SGC shall have notified BNPLC of (x) the date proposed by SGC as the Final Sale Date (which must be a Business Day), (y) the full legal name of the Applicable Purchaser and such other information as will be required to prepare the Sale Closing Documents, and (z) the amount of the purchase price that the Applicable Purchaser will pay (consistent with the minimum required pursuant to this subparagraph 2(A)) for BNPLC's interest in the Property.

                    (6) If any Balance of Unpaid Construction-Period Indemnity Payments remains after SGC shall have properly exercised its right to terminate SGC's Initial Remarketing Rights and Obligations and paid an Issue 97-10 Prepayment to BNPLC as provided in subparagraph 4(B), then BNPLC will not be required by this subparagraph 2(A) to sell to an Applicable Purchaser at a price below the lesser of (A) the fair market value of the Property, or (B) the minimum price which would allow BNPLC to recover the Balance of Unpaid Construction-Period Indemnity Payments upon the distribution of sales proceeds in accordance with subparagraph 2(D) below.

               (B) Definition of Minimum Extended Remarketing Price. As used herein, "MINIMUM EXTENDED REMARKETING PRICE" means an amount equal to the sum of the following:

                    (1) the amount by which the Stipulated Loss Value computed on the Designated Sale Date exceeds any Supplemental Payment actually paid to BNPLC on the Designated Sale Date, together with interest on such excess computed at the Default Rate from the period commencing on the Designated Sale Date and ending on the Final Sale Date, plus

                    (2) all costs and expenses (including withholding taxes [if any] other than Excluded Taxes and Attorneys' Fees) incurred in connection with the sale of BNPLC's interest in the Property to the Applicable Purchaser, and plus


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

                    (3) the sum of all Impositions, insurance premiums and other Losses of every kind suffered or incurred by BNPLC or any other Interest Party with respect to the ownership, operation or maintenance of the Property on or after the Designated Sale Date, together with interest on such Impositions, insurance premiums and other Losses computed at the Default Rate from the date the paid or incurred to the Final Sale Date.

               (C) BNPLC's Right to Sell. After the Designated Sale Date, if the interest of BNPLC in the Property has not already been sold pursuant to Paragraph 1 of this Agreement, BNPLC shall have the right to sell the Property or offer the Property for sale on any terms believed to be appropriate by BNPLC in its sole good faith business judgment; provided, however, that so long as the conditions to SGC's Extended Remarketing Rights specified in subparagraph 2(A) continue to be satisfied:

                    (1) BNPLC shall not sell the Property to an Affiliate of BNPLC on terms less favorable than those which BNPLC would require from a prospective purchaser not an Affiliate of BNPLC;

                    (2) If BNPLC receives a written proposal (including any "letter of intent" or other nonbinding expression of interest) outlining the purchase price and general business terms upon which a prospective purchaser is interested in a possible purchase of the Property, and if on the basis of such proposal (the "THIRD PARTY SALE PROPOSAL") BNPLC intends and desires to enter into further negotiations for a more definitive purchase and sale agreement with the prospective purchaser, then BNPLC shall, prior to entering into negotiations for a more definitive purchase and sale agreement, submit the Third Party Sale Proposal to SGC with a notice (the "THIRD PARTY SALE NOTICE") explaining that (A) BNPLC is then prepared to accept a price not below an amount specified in such Third Party Sale Notice (the "THIRD PARTY TARGET PRICE") from the prospective purchaser if BNPLC and the prospective purchaser reach agreement on other terms and conditions to be incorporated into the more definitive purchase and sale agreement, and
        (B) SGC's Extended Remarketing Right may be terminated pursuant to subparagraph 4(E) of this Agreement unless SGC causes an Applicable Purchaser to consummate a purchase of BNPLC's interest in the Property pursuant to this Paragraph 2 within ninety days after the date of such Third Party Sale Notice.

               (D) SGC's Right to Excess Sales Proceeds. If the cash price actually paid by any third party purchasing the Property from BNPLC prior to the second anniversary of the Designated Sale Date, including any Applicable Purchaser purchasing from BNPLC pursuant to this Paragraph 2, exceeds the Minimum Extended Remarketing Price, then such excess will be paid and applied as follows:

               (1) first, to pay to BNPLC any and all sums that are then due and unpaid from SGC to BNPLC under the other Operative Documents;

               (2) second, to repay to SGC the aggregate amount of any and all Issue 97-10 Prepayments made to BNPLC;

               (3) third, to compensate BNPLC for any Balance of Unpaid Construction-Period Indemnity Payments; and

               (4) fourth, any balance of the excess remaining after payments as described in clauses (1) through (3) preceding shall be paid over to SGC.

        3. TERMS OF CONVEYANCE UPON PURCHASE. Subject to any postponement permitted by subparagraph 1(C), and provided BNPLC has not affirmatively elected a Voluntary Retention of the Property as permitted by subparagraph 1(A)(2)(a), promptly after the tender of the purchase price and any other payments to BNPLC required by and pursuant to the Paragraph 1 or Paragraph 2, as applicable, BNPLC must convey all of BNPLC's right, title and interest in the Land, Improvements and other Property by BNPLC's execution, acknowledgment (where appropriate) and delivery of the Sale Closing Documents to SGC or the Applicable Purchaser, as the case may be, subject only to the Permitted Encumbrances and any other encumbrances that do not constitute Liens Removable by BNPLC. However, such conveyance shall not include the right to receive any payment under the indemnities under the Operative Documents then due BNPLC or that may become due thereafter because of any expense or liability incurred by BNPLC resulting in whole or in part from events or circumstances occurring or alleged to have occurred before such conveyance. All costs of such purchase and conveyance of every kind whatsoever, both foreseen and unforeseen, shall be the responsibility of the purchaser. The Sale Closing Documents used to accomplish such conveyance shall consist of the following: (1) a Deed in the form attached as Exhibit B,
(2) a Bill of Sale and Assignment of Lease and Intangible Assets in the form attached as Exhibit D, (3) an Acknowledgment of Disclaimer of Representations and Warranties in the form attached as Exhibit E, which SGC or the Applicable Purchaser must execute and return to BNPLC, (4) a Secretary's Certificate in the form attached as Exhibit G, (5) a letter to the title insurance company insuring title to the Property in the form attached as Exhibit H, (6) a FIRPTA certificate in the form attached hereto as Exhibit I, and (7) if applicable, an Indemnity for Liens Removable by BNPLC in the form attached hereto as Exhibit J. The Indemnity for Liens Removable by BNPLC described in the preceding sentence shall be required if, but only if, before the other Sale Closing Documents are tendered by BNPLC in accordance with this Agreement, SGC shall have identified, provided a written list to BNPLC of, and been unable to obtain a commitment for title insurance against, any title encumbrances that SGC believes in good faith may constitute Liens Removable by BNPLC and that, if valid, would constitute Liens Removable by BNPLC. Any such Indemnity will be completed by attaching a list of such identified encumbrances as Annex B thereto. If for any reason BNPLC fails to tender the Sale Closing Documents as required by this Paragraph 3, BNPLC may cure such refusal at any time before thirty days after receipt of a demand for such cure from SGC.

        4. SURVIVAL AND TERMINATION OF THE RIGHTS AND OBLIGATIONS OF SGC AND BNPLC.

               (A) Status of this Agreement Generally. Except as expressly provided herein, this Agreement shall not terminate, nor shall SGC have any right to terminate this Agreement, nor shall SGC be entitled to any reduction of the Break Even Price, Deficiency, Maximum Remarketing Obligation or Supplemental Payment hereunder, nor shall the obligations of SGC to BNPLC under Paragraph 1 be affected by reason of (i) any damage to or the destruction of all or any part of the Property from whatever cause, (ii) the taking of or damage to the Property or any portion thereof by eminent domain or otherwise for any reason,
(iii) the prohibition, limitation or restriction of SGC's use of all or any portion of the Property or any interference with such use by governmental action or otherwise, (iv) any eviction of SGC or any party claiming under SGC by paramount title or otherwise, (v) SGC's prior acquisition or ownership of any interest in the Property, (vi) any default on the part of BNPLC under this Agreement, the Lease or any other agreement to which BNPLC is a party, or (vii) any other cause, whether similar or dissimilar to the foregoing, any existing or future law to the contrary notwithstanding. It is the intention of the parties hereto that the obligations of SGC to make payment to and, if applicable, to cause the Applicable Purchaser to make payment to BNPLC under Paragraph 1 shall be separate and independent covenants and agreements from BNPLC's obligations under this Agreement or any other agreement between BNPLC and SGC.

               (B) Election by SGC to Terminate the Purchase Option and SGC's Initial Remarketing Rights and Obligations Prior to the Base Rent Commencement Date. At any time prior to the Base Rent Commencement Date, SGC may elect to terminate both the Purchase Option and SGC's Initial Remarketing Rights and Obligations, subject to the following conditions:

               (1) To be effective, any such election to terminate must be made after SGC shall have given Notice of SGC's Election to Terminate pursuant to Paragraph 5(D) of the Construction Management Agreement, or after BNPLC shall have given any FOCB Notice as provided in Paragraph 5(E) of the Construction Management Agreement, and any such election to terminate must be made prior to the Base Rent Commencement Date.

               (2) To be effective, any such election to terminate must be made by giving BNPLC and the Participants a notice thereof in the form attached as Exhibit K prior to the Base Rent Commencement Date.

               (3) No termination pursuant to this subparagraph 4(B) shall be effective, notwithstanding any notice SGC may have given as described in the preceding clause (2), unless contemporaneously with the giving of the notice (and in any event prior to the Base Rent Commencement Date) SGC shall deliver to BNPLC an Issue 97-10 Prepayment.

               (4) If for any reason whatsoever, including any bona fide dispute over the amount of any required Issue 97-10 Prepayment, BNPLC does not receive both the notice described in the preceding clause (2) and a full Issue 97-10 Prepayment as described in the preceding clause
        (3) prior to the Base Rent Commencement Date, then without any notice or other action by the parties to this Agreement SGC shall cease to have any option to terminate pursuant to this subparagraph 4(B).

               (C) Election by BNPLC to Terminate the Purchase Option and SGC's Initial Remarketing Rights and Obligations. BNPLC shall be entitled to terminate both the Purchase Option and SGC's Initial Remarketing Rights and Obligations, as BNPLC deems appropriate in its sole and absolute discretion, at any time after receiving a notice given by SGC to make or attempt to make any Issue 97-10 Election. Upon any such termination by BNPLC, SGC shall be required to pay BNPLC an Issue 97-10 Prepayment.

               (D) Automatic Termination of Certain Rights of SGC. Without limiting BNPLC's right to enforce SGC's obligation to make a Supplemental Payment and other amounts required by this Purchase Agreement, SGC's Purchase Option and all rights included in SGC's Initial Remarketing Rights and Obligations hereunder (to be distinguished from SGC's Extended Remarketing Right) shall terminate automatically if:

                    (1) BNPLC shall have elected to keep the Property in accordance with subparagraph 1(A)(2)(a); or

                    (2) SGC shall have failed on the Designated Sale Date to make or cause to be made all payments to BNPLC required by this Agreement or by the other Operative Documents (including the payment on the Designated Sale Date of the purchase price required from an Applicable Purchaser if an Applicable Purchaser is to purchase from BNPLC as provided in subparagraph 1(A)(2)(a)).

Notwithstanding the foregoing, if BNPLC does not receive all payments due under this Agreement or other Operative Documents on the Designated Sale Date, SGC may nonetheless tender to BNPLC the full Break


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

Even Price and all amounts then due under the Operative Documents, together with interest on the total Break Even Price computed at the Default Rate from the Designated Sale Date to the date of tender, and if presented with such a tender within thirty days after the Designated Sale Date, BNPLC must accept it and promptly thereafter deliver any Escrowed Proceeds and the Sale Closing Documents listed in Paragraph 3 to SGC.

               (E) Termination of SGC's Extended Remarketing Rights to Permit a Sale by BNPLC. At any time more than ninety days after BNPLC has delivered a Third Party Sale Notice to SGC as described in subparagraph 2(C)(2), BNPLC may terminate SGC's Extended Remarketing Rights contemporaneously with the consummation of a sale of the Property by BNPLC to any third party (be it the prospective purchaser named in the Third Party Sale Notice or another third party) at a price equal to or in excess of the Third Party Target Price specified in the Third Party Sale Notice, so as to permit the sale of the Property unencumbered by SGC's Extended Remarketing Rights.

               (F) Payment Only to BNPLC. All amounts payable under this Agreement by SGC and, if applicable, by an Applicable Purchaser must be paid directly to BNPLC, and no payment to any other party shall be effective for the purposes of this Agreement. In addition to the payments required under subparagraph 1(A), on the Designated Sale Date SGC must pay all amounts then due to BNPLC under the Lease. BNPLC will remit any excess amounts due SGC pursuant to the last sentence of subparagraph 1(A)(2) or pursuant to subparagraph 2(D) promptly after BNPLC's receipt of the same. To the extent, if any, that SGC claims and is entitled to claim a reduction in the Break Even Price because of any Deductible Judgment, as provided in the definition of Break Even Price above, SGC must pay such Deductible Judgment for the account of BNPLC contemporaneously with the payment of the other amounts required by subparagraph 1(A).

               (G) Remedies Under the Other Operative Documents. No repossession of or re-entering upon the Property or exercise of any other remedies available to BNPLC under the Lease or other Operative Documents shall terminate SGC's rights or obligations hereunder, all of which shall survive BNPLC's exercise of remedies under the other Operative Documents. SGC acknowledges that the consideration for this Agreement is separate and independent of the consideration for the Lease, the Construction Management Agreement and the Closing Certificate, and SGC's obligations hereunder shall not be affected or impaired by any event or circumstance that would excuse SGC from performance of its obligations under such other Operative Documents.

        5. EFFECT OF SALE UPON INTERVENING ENCUMBRANCES. Any conveyance of the Property to SGC or any Applicable Purchaser pursuant to this Agreement shall cut off and terminate any interest in the Land, Improvements or other Property claimed by, through or under BNPLC, including any interest claimed by the Participants and including any Liens Removable by BNPLC (such as, but not limited to, any judgment liens established against the Property because of a judgment rendered against BNPLC and any leasehold or other interests conveyed by BNPLC in the ordinary course of BNPLC's business), but not obligations of SGC to BNPLC under the indemnities in the Lease or other Operative Documents then due or that may become due thereafter because of any expense or liability incurred by BNPLC resulting in whole or in part from events or circumstances occurring before such conveyance. Anyone accepting or taking any interest in the Property by or through BNPLC after the date of this Agreement shall acquire such interest subject to the rights and options granted SGC hereby. Further, SGC and any Applicable Purchaser shall be entitled to pay any payment required by this Agreement for the purchase of the Property directly to BNPLC notwithstanding any prior conveyance or assignment by BNPLC, voluntary or otherwise, of any right or interest in this Agreement or the Property, and neither SGC nor any Applicable Purchaser shall be responsible for the proper distribution or application of any such payments by BNPLC; and any such payment to BNPLC shall discharge the obligation of SGC to cause such payment to all Persons claiming an interest in such payment. The parties shall record a memorandum of this Agreement for purposes of effecting constructive notice to all Persons of SGC's rights under this Agreement, including its rights under this subparagraph.

        6. OTHER REPRESENTATIONS, WARRANTIES AND COVENANTS OF SGC. SGC represents, warrants and covenants as follows:

               (A) No Default or Violation. The execution, delivery and performance by SGC of this Agreement does not and will not constitute a breach or default under any other material agreement or contract to which SGC is a party or by which SGC is bound or which affects the Property, and does not violate or contravene any law, order, decree, rule or regulation to which SGC is subject, and such execution, delivery and performance by SGC will not result in the creation or imposition of (or the obligation to create or impose) any lien, charge or encumbrance on, or security interest in, SGC's property pursuant to the provisions of any of the foregoing.

               (B) No Suits. Other than matters, if any, disclosed in Schedule 2 attached to the Lease, there are no judicial or administrative actions, suits, proceedings or investigations pending or, to SGC's knowledge, threatened that will adversely affect the Property or the validity, enforceability or priority of this Agreement, and SGC is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental or regulatory authority that could materially and adversely affect the use, occupancy or operation of the Property.

               (C) Enforceability. The execution, delivery and performance by SGC of this Agreement is duly authorized and does not require the consent or approval of any governmental body or other regulatory authority that has not heretofore been obtained and is not in contravention of or conflict with any applicable laws or any term or provision of SGC's articles of incorporation or bylaws. This Agreement is a valid, binding and legally enforceable obligation of SGC, in accordance with its terms, except as such enforcement is affected by bankruptcy, insolvency and similar laws affecting the rights of creditors, generally, and equitable principles of general application.

               (D) Organization. SGC is duly incorporated and legally existing under the laws of the State of Georgia. SGC has all requisite power and has procured or will procure on a timely basis all governmental certificates of authority, licenses, permits, qualifications and other documentation required to fulfill its obligations under this Agreement.

               (E) Omissions. None of SGC's representations or warranties contained in this Agreement or in any other document, certificate or written statement furnished to BNPLC by or on behalf of SGC in connection with this Agreement contains any untrue statement of a material fact or omits a material fact necessary in order to make the statements contained herein or therein (when taken in their entireties) not misleading.

        7. CERTAIN REMEDIES CUMULATIVE. No right or remedy herein conferred upon or reserved to BNPLC is intended to be exclusive of any other right or remedy BNPLC has with respect to the Property, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity or by statute. In addition to other remedies available under this Agreement, either party shall be entitled, to the extent permitted by applicable law, to a decree compelling performance of any of the other party's agreements hereunder.

        8. ATTORNEYS' FEES AND LEGAL EXPENSES. If either party commences any legal action or other proceeding to enforce any of the terms of this Agreement or the documents and agreements referred to herein, or because of any breach by the other party or dispute hereunder or thereunder, the successful or prevailing party, shall be entitled to recover from the nonprevailing party all Attorneys' Fees incurred in connection therewith, whether or not such controversy, claim or dispute is prosecuted to a final judgment. Any such Attorneys' Fees incurred by either party in enforcing a judgment in its favor under this Agreement shall be recoverable separately from such judgment, and the obligation for such Attorneys' Fees is intended to be severable from other provisions of this Agreement and not to be merged into any such judgment.

        9. ESTOPPEL CERTIFICATE. Either party to this Agreement will, upon not less than twenty days' prior request by the other party hereto, execute, acknowledge and deliver to the requesting party a written statement certifying that this Agreement is unmodified and in full effect (or, if there have been modifications, that this Agreement is in full effect as modified, and setting forth such modification) and either stating that no default exists hereunder or specifying each such default of which the responding party has knowledge. Any such statement may be relied upon by any Participant or prospective purchaser or permitted assignee of BNPLC or SGC with respect to the Property.

        10. SUCCESSORS AND ASSIGNS. The terms, provisions, covenants and conditions hereof shall be binding upon SGC and BNPLC and their respective permitted successors and assigns and shall inure to the benefit of SGC and BNPLC and all permitted transferees, mortgagees, successors and assignees of SGC and BNPLC with respect to the Property; provided, that the rights of BNPLC hereunder shall not pass to SGC or any Applicable Purchaser or any subsequent owner claiming through SGC or an Applicable Purchaser. Prior to the Designated Sale Date, BNPLC may transfer, assign and convey, in whole or in part, the Property and any and all of its rights under this Agreement (subject to the terms of this Agreement) by any conveyance that constitutes a Permitted Transfer, but not otherwise. If BNPLC sells or otherwise transfers the Property and assigns its rights under this Agreement and the other Operative Documents pursuant to a Permitted Transfer, and if BNPLC's successor in interest assumes in writing for the benefit of SGC liability for the obligations imposed upon BNPLC by this Agreement and the other Operative Documents on and subject to the express terms set out herein and therein, then BNPLC shall thereby be released from any further obligations arising under this Agreement or other Operative Documents after the date of such assumption, and SGC agrees to look solely to each successor in interest of BNPLC for performance of such obligations.

        11.    MISCELLANEOUS

               (A) Notices. Each provision of this Agreement, or of any Applicable Laws with reference to the sending, mailing or delivery of any notice or demand hereunder, or with reference to the making of any payment required hereunder, shall be deemed to be complied with when and if the following steps are taken:

               (1) All payments required to be paid by SGC or any Applicable Purchaser to BNPLC hereunder shall be paid to BNPLC in immediately available funds by wire transfer to:

                                 Federal Reserve Bank of New York
                                 ABA 026007689 Banque Nationale de Paris
                                 /BNP/ BNP San Francisco
                                 /AC/ 14334000176
                                 /Ref/ Solectron (Georgia Synthetic Lease)
or at such other place and in such other manner as BNPLC may designate in a notice to SGC. Time is of the essence as to all payments of SGC under this Agreement.

        (2) All payments required to be made by BNPLC to SGC pursuant to the last sentence of subparagraph 1(A)(2) or pursuant to subparagraph 2(D) shall be paid to SGC in immediately available funds at the address of SGC set forth below or as SGC may otherwise direct by notice sent in accordance herewith.

        (3) All notices, demands, approvals, consents and other communications to be made hereunder to or by the parties hereto must, to be effective for purpose of this Agreement, be in writing. Notices, demands and other communications required or permitted hereunder are to be sent to the addresses set forth below (or in the case of communications to Participants, at the addresses set forth in Schedule 1 attached to the Participation Agreement) and shall be given by any of the following means: (A) personal service, with proof of delivery or attempted delivery retained; (B) electronic communication, whether by telegram or telecopying (if confirmed in writing sent by United States first class mail, return receipt requested); or (C) registered or certified first class mail, return receipt requested. Such addresses may be changed by notice to the other parties given in the same manner as provided above. Any notice or other communication sent pursuant to clause (A) or (C) hereof shall be deemed received (whether or not actually received) upon first attempted delivery at the proper notice address on any Business Day between 9:00 A.M. and 5:00 P.M., and any notice or other communication sent pursuant to clause (B) hereof shall be deemed received upon dispatch by electronic means.

                                   Address of BNPLC:

                                   BNP Leasing Corporation
                                   717 North Harwood Street
                                   Suite 2630
                                   Dallas, Texas 75201
                                   Attention: Lloyd G. Cox
                                   Telecopy: (214) 969-0060

                                   With a copy to:

                                   Banque Nationale de Paris, San Francisco
                                   180 Montgomery Street
                                   San Francisco, California 94104
                                   Attention: Rafael Lumanlan or Gavin Holles
                                   Telecopy: (415) 296-8954

                                   And with a copy to:

                                   Clint Shouse
                                   Thompson & Knight, P.C.
                                   1700 Pacific Avenue
                                   Suite 3300
                                   Dallas, Texas 75201
                                   Telecopy: (214) 969-1550

                                   Address of SGC:

                                   Solectron Georgia Corporation
                                   777 Gibraltar Drive, Building #5
                                   Milpitas, CA  95035
                                   Attn: Chief Financial Officer
                                   Telecopy: (408) 956-6059

                                   With a copy to:

                                   Wilson, Sonsini, Goodrich & Rosati
                                   650 Page Mill
                                   Palo Alto, California  94304-1050
                                   Attention:  Real Estate Department/DSS
                                   Telecopy: (415) 493-6811

               (B) Severability. If any term or provision of this Agreement or the application thereof shall to any extent be held by a court of competent jurisdiction to be invalid and unenforceable, the remainder of this Agreement, or the application of such term or provision other than to the extent to which it is invalid or unenforceable, shall not be affected thereby. Further, the obligations of SGC hereunder, to the maximum extent possible, shall be deemed to be separate, independent and in addition to, not in lieu of, the obligations of SGC under the other Operative Documents. In the event of any inconsistency between the terms of this Agreement and the terms and provisions of the other Operative Documents, the terms and provisions of this Agreement shall control.

               (C) No Implied Waiver. The failure of BNPLC or SGC to insist at any time upon the strict performance of any covenant or agreement or to exercise any option, right, power or remedy contained in this Agreement shall not be construed as a waiver or a relinquishment thereof for the future. The waiver of or redress for any breach of this Agreement shall not prevent a similar subsequent act from constituting a violation. Any express waiver shall affect only the term or condition specified in such waiver and only for the time and in the manner specifically stated therein. A receipt by BNPLC of any payment hereunder with knowledge of the breach of any covenant or agreement contained in this Agreement shall not be deemed a waiver of such breach, and no waiver of any provision of this Agreement shall be deemed to have been made unless expressed in writing and signed by the waiving party.

               (D) NO IMPLIED REPRESENTATIONS BY BNPLC. BNPLC AND BNPLC'S AGENTS HAVE MADE NO REPRESENTATIONS OR PROMISES WITH RESPECT TO THE PROPERTY EXCEPT AS EXPRESSLY SET FORTH HEREIN AND IN THE OTHER OPERATIVE DOCUMENTS SIGNED BY BNPLC, AND NO RIGHTS, EASEMENTS OR LICENSES ARE ACQUIRED BY SGC BY IMPLICATION OR OTHERWISE EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT AND THE OTHER OPERATIVE DOCUMENTS.

               (E) Entire Agreement. This Agreement, the other Operative Documents and the other documents dated as of October 20, 1998, which are being executed by SGC and executed or accepted by BNPLC contemporaneously with the execution of this Agreement supersede any prior negotiations and agreements between BNPLC and SGC concerning the Property, and no amendment or modification of this Agreement shall be binding or valid unless expressed in a writing executed by both parties hereto.

               (F) Time is of the Essence. Time is of the essence as to all obligations of SGC and BNPLC and all notices required of SGC and BNPLC under this Agreement.

               (G) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia without regard to conflict or choice of laws.

               (H) Paragraph Headings. The paragraph headings contained in this Agreement are for convenience only and shall in no way enlarge or limit the scope or meaning of the various and several paragraphs hereof.

               (I) Other Terms and References. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural and vice versa, unless the context otherwise requires. References herein to Paragraphs, subparagraphs or other subdivisions shall refer to the corresponding Paragraphs, subparagraphs or subdivisions of this Agreement, unless specific reference is made to another document or instrument. References herein to any Schedule or Exhibit shall refer to the corresponding Schedule or Exhibit attached hereto, which shall be made a part hereof by such reference. All capitalized terms used in this Agreement which refer to other documents shall be deemed to refer to such other documents as they may be renewed, extended, supplemented, amended or otherwise modified from time to time, provided such documents are not renewed, extended or modified in breach of any provision contained herein or therein or, in the case of any other document to which BNPLC is a party or of which BNPLC is an intended beneficiary, without the consent of BNPLC. All accounting terms used but not specifically defined herein shall be construed in accordance with GAAP. The words "this Agreement", "herein", "hereof", "hereby", "hereunder" and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The phrases "this Paragraph" and "this subparagraph" and similar phrases used herein refer only to the Paragraphs or subparagraphs in which the phrase occurs. As used herein the word "or" is not exclusive. As used herein the words "include", "including" and similar terms shall be construed as if followed by "without limitation to".

               (1) Not a Partnership, Etc. NOTHING IN THIS AGREEMENT IS INTENDED TO BE OR TO CREATE ANY PARTNERSHIP, JOINT VENTURE, OR OTHER JOINT ENTERPRISE BETWEEN BNPLC AND SGC. NEITHER THE EXECUTION OF THIS AGREEMENT NOR THE ADMINISTRATION OF THIS AGREEMENT OR OTHER DOCUMENTS REFERENCED HEREIN BY BNPLC, NOR ANY OTHER RIGHT, DUTY OR OBLIGATION OF BNPLC UNDER OR PURSUANT TO THIS AGREEMENT OR SUCH DOCUMENTS IS INTENDED TO BE OR TO CREATE ANY FIDUCIARY OBLIGATIONS OF BNPLC TO SGC.

        12. WAIVER OF JURY TRIAL. BNPLC AND SGC EACH HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER DOCUMENT OR DEALINGS BETWEEN THEM RELATING TO THIS AGREEMENT OR THE PROPERTY. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. SGC and BNPLC each acknowledge that this waiver is a material inducement to enter into a business relationship, that each has already relied on the waiver in entering into this Agreement and the other documents referred to herein, and that each will continue to rely on the waiver in their related future dealings. SGC and BNPLC each further warrants and represents that it has reviewed this waiver with its legal counsel, and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER

SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS AGREEMENT OR THE PROPERTY. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

        13. ADDITIONAL RIGHTS OF BNPLC RELATING TO ESCROWED PROCEEDS. BNPLC shall be entitled to deliver any Escrowed Proceeds it holds on the Designated Sale Date directly to SGC or to any Applicable Purchaser purchasing BNPLC's interest in the Property and the Escrowed Proceeds pursuant to this Agreement notwithstanding any prior actual or attempted conveyance or assignment by SGC, voluntary or otherwise, of any right to receive the same; BNPLC shall not be responsible for the proper distribution or application by SGC or any Applicable Purchaser of any such Escrowed Proceeds paid over to SGC or the Applicable Purchaser; and any such payment of Escrowed Proceeds to SGC or an Applicable Purchaser shall discharge any obligation of BNPLC to deliver the same to all Persons claiming an interest therein.

        14. SECURITY FOR BNPLC'S OBLIGATIONS. To secure SGC's right to purchase the Property pursuant to this Agreement and to recover any damages caused by a breach of Paragraph 3 by BNPLC, including any such breach caused by a rejection or termination of this Agreement in any bankruptcy or insolvency proceeding instituted by or against BNPLC, as debtor, BNPLC does hereby grant to SGC a lien and security interest against all rights, title and interests of BNPLC from time to time in and to the Land, Improvements and other Property. SGC may enforce such lien and security interest judicially after any such breach by BNPLC, but not otherwise. SGC waives any right it has to seek a deficiency judgement against BNPLC in any action brought for a judicial foreclosure of such lien and security interest, subject to the condition that BNPLC unequivocally and effectively waive, following any such judicial foreclosure of the lien and security interest granted in this Paragraph, BNPLC's right of redemption. Contemporaneously with the execution of this Agreement, SGC and BNPLC will execute a memorandum of this Agreement which is in recordable form and which specifically references the lien granted in this Paragraph, and SGC shall be entitled to record such memorandum at any time prior to the Designated Sale Date.

          15. INCOME TAX REPORTING. BNPLC and SGC intend this Agreement and the Lease to have a form for income taxes which is different than the form of this Agreement and the Lease for other purposes, and thus the parties acknowledge and agree as follows:

               (1) FOR PURPOSES OF DETERMINING THEIR RESPECTIVE FEDERAL, STATE AND LOCAL INCOME TAX OBLIGATIONS, BNPLC and SGC believe and intend that this Agreement and the Lease constitute a financing arrangement or conditional sale. Both BNPLC and SGC agree to report this Agreement and the Lease as a financing arrangement or conditional sale on their respective income tax returns (the "REQUIRED REPORTING"), unless such Required Reporting is challenged in writing by the Internal Revenue Service or another governmental authority with jurisdiction (a "TAX CHALLENGE"). Consistent with the foregoing, BNPLC and SGC expect that SGC (and not BNPLC) shall be treated as the true owner of the Property for income tax purposes, thereby entitling SGC (and not BNPLC) to take depreciation deductions and other tax benefits available to the owner. SGC shall also report all interest earned on Escrowed Proceeds as SGC's income for federal, state and local income tax purposes. REFERENCES IN THIS AGREEMENT OR IN THE LEASE TO A "LEASE" OR THE "LEASED PROPERTY" ARE NOT INTENDED FOR INCOME TAX PURPOSES TO REFLECT THE INTENT OF BNPLC OR SGC AS TO THE FORM OF THE TRANSACTIONS COVERED BY, OR THE PROPER CHARACTERIZATION OF, THIS AGREEMENT AND THE LEASE.

               (2) FOR ALL OTHER PURPOSES, INCLUDING THE DETERMINATION OF THE APPROPRIATE FINANCIAL ACCOUNTING FOR THIS AGREEMENT AND THE DETERMINATION OF THEIR RESPECTIVE RIGHTS AND REMEDIES UNDER STATE LAW, BNPLC and SGC believe and intend that (i) the Lease constitutes a true Lease, not a mere financing arrangement, enforceable in accordance with its express terms (and neither this Paragraph 15 nor the provisions referencing this Paragraph on the title page of this Agreement nor the corresponding provisions in the Lease are intended to affect the enforcement of any other provisions of this Agreement or the Lease) and
        (ii) this Agreement shall constitute a separate and independent contract, enforceable in accordance with the express terms and conditions set forth herein. In this regard, SGC acknowledges that SGC asked BNPLC to participate in the transactions evidenced by this Agreement and the Lease as a landlord and owner of the Property, not as a lender. Although other transactions might have been used to accomplish similar results, SGC expects to receive certain material accounting and other advantages through the use of a lease transaction. Accordingly, and notwithstanding the Required Reporting for income tax purposes, SGC cannot equitably deny that this Agreement and the Lease should be construed and enforced in accordance with their respective terms, rather than as a mortgage or other security device, in any action brought by BNPLC to enforce this Agreement or the Lease.

In the event of a Tax Challenge, BNPLC and SGC shall each provide to the other copies of all notices from the Internal Revenue Service or any other governmental authority presenting the Tax Challenge. Further, before changing from the Required Reporting because of a Tax Challenge, BNPLC and SGC shall each consider in good faith any reasonable suggestions received from the other party to this Agreement about an appropriate response to the Tax Challenge; provided, however, that the suggestions are set forth in a notice delivered no later than thirty Business Days after the suggesting party is first notified of the Tax Challenge; and, provided further, that when presented with a Tax Challenge, BNPLC shall have the right to change from the Required Reporting rather than participate in any litigation or other legal proceeding against the Internal Revenue Service or another governmental authority. In any event, SGC shall indemnify BNPLC and defend and hold BNPLC harmless from and against all Losses imposed on or asserted against or incurred by BNPLC by reason of, in connection with or arising out of any such challenge or any resulting recharacterization of this Agreement or the Lease required by the Internal Revenue Service or another governmental authority, including any additional taxes that may become due upon any sale under this Agreement, to the extent (if any) that such Losses are not offset by tax savings to BNPLC resulting from additional depreciation deductions or other tax benefits of the recharacterization.


                          [The signature pages follow.]

        IN WITNESS WHEREOF, SGC and BNPLC have caused this Purchase Agreement to be executed as of October 20, 1998.



                                      "SGC"

                                      SOLECTRON GEORGIA CORPORATION


                                      By: /s/ G. R. HAWKINS, JR.
                                          -----------------------------------
                                          G. R. Hawkins, Jr., President

[Continuation of signature pages to Purchase Agreement dated to be effective October 20, 1998]



                                      "BNPLC"

                                      BNP LEASING CORPORATION


                                      By: /s/ LLOYD G. COX
                                         -----------------------------------
                                          Lloyd G. Cox, Vice President

                                    EXHIBIT A

                                LEGAL DESCRIPTION


ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lots 126, 153 and 154, 7th District of Gwinnett County, Georgia, which is described as follows:

TO LOCATE THE POINT OF BEGINNING commence at a point formed by the intersection of the northeastern margin of the right-of-way of Northridge Drive (having an 80-foot right-of-way) and the northwestern margin of the right-of-way of Old Peachtree Road (having an 80-foot right of way), if both of said rights-of-way are extended to form a point; thence North 56 degrees 23 minutes 46 seconds West a distance of 11.43 feet to a point marked by a 1/2-inch rebar pin which is the POINT OF BEGINNING and which is located on the northeastern margin of the right-of-way of Northridge Drive; thence northwesterly along the northeastern margin of the right-of-way of Northridge Drive the following five (5) courses and distances, or curves, as hereinafter described: thence North 56 degrees 23 minutes 46 seconds West a distance of 216.60 feet to a point; thence northwesterly along an arc of a curve to the right a distance of 278.76 feet to a point (said arc being subtended by a chord having a chord bearing of North 44 degrees 21 minutes 15 seconds West, a chord distance of 276.71 feet and a radius of 663.15 feet); thence North 32 degrees 19 minutes 42 seconds West a distance of 225.20 feet to a point; thence northwesterly along an arc of a curve to the left a distance of 312.95 feet to a point (said arc being subtended by a chord having a chord bearing of North 45 degrees 15 minutes 26 seconds West, a chord distance of 310.30 feet and a radius of 692.57 feet); thence North 58 degrees 12 minutes 08 seconds West a distance of 308.00 feet to a point marked by a 1/2-inch rebar pin; thence leaving the northeastern margin of the right-of-way of Northridge Drive and continuing northwesterly, northerly and northeasterly along an arc of a curve to the right a distance of 18.85 feet to a point marked by a 1/2-inch rebar pin (said arc being subtended by a chord having a chord bearing of North 13 degrees 12 minutes 08 seconds West, a chord distance of
16.97 feet and a radius of 12.00 feet) located on the southeasterly margin of the right-of-way of Northbrook Parkway (having a 100-foot right-of-way); thence easterly along the southeasterly margin of the right-of-way of Northbrook Parkway the following four (4) courses and distances, or curves, as hereinafter described: North 31 degrees 47 minutes 52 seconds East a distance of 164.90 feet to point; thence northeasterly along an arc of a curve to the right a distance of 462.34 feet to a point (said arc being subtended by a chord having a chord bearing of North 46 degrees 47 minutes 52 seconds East, a chord distance of
457.08 feet and a radius of 883.01 feet); thence North 61 degrees 47 minutes 52 seconds East a distance of 277.91 feet to a point; thence northeasterly along an arc of a curve to the left distance of 518.27 feet to a point marked by a 1/2-inch rebar pin (said arc being subtended by a chord having a chord bearing of North 45 degrees 13 minutes 11 seconds East, a chord distance of 511.07 feet and a radius of 895.59 feet); leaving said southerly margin of the right-of-way of Northbrook Parkway, thence South 61 degrees 21 minutes 31 seconds East a distance of 1,185.63 feet to a point marked by a 5/8-inch rebar pin which is located on the western margin of the right-of-way of Old Peachtree Road; thence South 03 degrees 13 minutes 18 seconds East along the western margin of the right-of-way of Old Peachtree Road a distance of 199.76 feet to a point; thence southerly and southwesterly along the western and northwestern margin of the right-of-way of Old Peachtree Road and being an arc of a curve to the right a distance of 536.80 feet to a point (said arc being subtended by a chord having a chord bearing of South 26 degrees 52 minutes 52 seconds West, a chord distance of 512.44 feet and a radius of 510.85 feet); thence South 56 degrees 59 minutes 02 seconds West along the northwestern margin of the right-of-way of Old Peachtree Road a distance of 729.16 feet to a point; thence southwesterly along the northwestern margin of the right-of-way of Old Peachtree Road along an arc of a curve to the left a distance of 330.46 feet to a point marked by a 1/2 inch rebar pin (said arc being subtended by a chord having a chord bearing of south 46 degrees 52 minutes 01 seconds West, a chord distance of 328.74 feet and a radius of 935.72 feet); thence southwesterly, westerly and northwesterly along an arc of a curve to the right a distance of 18.19 feet tot he POINT OF BEGINNING (said arc being subtended by a chord having a chord bearing of South 80 degrees 10 minutes 35 seconds West, a chord distance of 16.50 feet and a radius of 12.00 feet), said parcel containing an aggregate of 49.552 acres, depicted as Tract 1 (12.208 acres);

Tract 2 (10.000 acres) and Tract 3 (27.334 acres), and being more particularly shown and delineated on that certain survey entitled "As Built Survey for OKI America, Inc.; Solectron Georgia Corporation; BNP Leasing Corporation and Chicago Title Insurance Company:, prepared by Pinion & McGaughery Land Surveyors, Inc, bearing the seal and certification of George H. Pinion, Georgia Registered Land Surveyor Number 1606, dated July 1, 1998 last revised October 7, 1998, which survey is incorporated herein by reference thereto.


                               Exhibit A - Page 2

                                    EXHIBIT B


                              LIMITED WARRANTY DEED


RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

NAME:     [SGC or the Applicable Purchaser]
ADDRESS:  ___________________
ATTN:     ___________________
CITY:     ___________________
STATE:    ___________________
Zip:      ___________________



        BNP LEASING CORPORATION, a Delaware corporation (hereinafter called "Grantor"), for and in consideration of the sum of Ten Dollars ($10.00) and other valuable consideration paid to Grantor by [SGC or the Applicable Purchaser] (hereinafter called "Grantee"), the receipt and sufficiency of which are hereby acknowledged, does hereby GRANT, SELL, CONVEY, ASSIGN and DELIVER to Grantee the real property described in Annex A attached hereto and hereby made a part hereof, together with any buildings and other improvements situated thereon, any fixtures and other property affixed thereto and all right, title and interest of Grantor in and to adjacent streets, alleys and rights-of-way (collectively, the "Property"); provided, however, this conveyance is made by Grantor and accepted by Grantee subject to all zoning and other ordinances affecting the Property, current year ad valorem taxes and any general or special assessments due and payable after the date hereof, all encroachments, variations in area or in measurements, boundary line disputes, roadways and other matters not of record which would be disclosed by a current survey and inspection of the Property, and the encumbrances listed in Annex B attached hereto and made a part hereof (collectively, the "Permitted Encumbrances").

        TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances thereto in any wise belonging unto Grantee, its successors and assigns, forever, and Grantor does hereby bind Grantor and Grantor's successors to warrant and forever defend all and singular the said premises unto Grantee, its successors and assigns against every person whomsoever lawfully claiming, or to claim the same, or any part thereof by, through or under Grantor, but not otherwise; subject, however, to the Permitted Encumbrances. Except as expressly set forth in the preceding sentence, Grantor makes no warranty of title, express or implied.

        IN WITNESS WHEREOF, this Deed is executed by Grantor on this ___ day of ____________, _______.


The address of Grantee is:

________________

________________



                                        BNP LEASING CORPORATION



Date: As of ____________                By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                     [SEAL]


Signed, sealed and delivered
this ____ day of _________, _____,
in the presence of:



-------------------------
Unofficial Witness



-------------------------
Notary Public
[Notary Seal]


                               Exhibit B - Page 2

                                     ANNEX A
                                LEGAL DESCRIPTION

[DRAFTING NOTE: TO THE EXTENT THAT THE "LAND" COVERED BY THE LEASE CHANGES FROM TIME TO TIME BECAUSE OF ADJUSTMENTS FOR WHICH SGC REQUESTS BNPLC'S CONSENT OR APPROVAL AS PROVIDED IN THE LEASE, SO TOO WILL THE DESCRIPTION OF THE LAND BELOW CHANGE. ANY SUCH CHANGES WILL BE INCORPORATED INTO THE DESCRIPTION BELOW AND THIS "DRAFTING NOTE" WILL BE DELETED BEFORE THE DEED TO WHICH THIS DESCRIPTION IS ATTACHED IS ACTUALLY EXECUTED AND DELIVERED.]

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lots 126, 153 and 154, 7th District of Gwinnett County, Georgia, which is described as follows:

TO LOCATE THE POINT OF BEGINNING commence at a point formed by the intersection of the northeastern margin of the right-of-way of Northridge Drive (having an 80-foot right-of-way) and the northwestern margin of the right-of-way of Old Peachtree Road (having an 80-foot right of way), if both of said rights-of-way are extended to form a point; thence North 56 degrees 23 minutes 46 seconds West a distance of 11.43 feet to a point marked by a 1/2-inch rebar pin which is the POINT OF BEGINNING and which is located on the northeastern margin of the right-of-way of Northridge Drive; thence northwesterly along the northeastern margin of the right-of-way of Northridge Drive the following five (5) courses and distances, or curves, as hereinafter described: thence North 56 degrees 23 minutes 46 seconds West a distance of 216.60 feet to a point; thence northwesterly along an arc of a curve to the right a distance of 278.76 feet to a point (said arc being subtended by a chord having a chord bearing of North 44 degrees 21 minutes 15 seconds West, a chord distance of 276.71 feet and a radius of 663.15 feet); thence North 32 degrees 19 minutes 42 seconds West a distance of 225.20 feet to a point; thence northwesterly along an arc of a curve to the left a distance of 312.95 feet to a point (said arc being subtended by a chord having a chord bearing of North 45 degrees 15 minutes 26 seconds West, a chord distance of 310.30 feet and a radius of 692.57 feet); thence North 58 degrees 12 minutes 08 seconds West a distance of 308.00 feet to a point marked by a 1/2-inch rebar pin; thence leaving the northeastern margin of the right-of-way of Northridge Drive and continuing northwesterly, northerly and northeasterly along an arc of a curve to the right a distance of 18.85 feet to a point marked by a 1/2-inch rebar pin (said arc being subtended by a chord having a chord bearing of North 13 degrees 12 minutes 08 seconds West, a chord distance of
16.97 feet and a radius of 12.00 feet) located on the southeasterly margin of the right-of-way of Northbrook Parkway (having a 100-foot right-of-way); thence easterly along the southeasterly margin of the right-of-way of Northbrook Parkway the following four (4) courses and distances, or curves, as hereinafter described: North 31 degrees 47 minutes 52 seconds East a distance of 164.90 feet to point; thence northeasterly along an arc of a curve to the right a distance of 462.34 feet to a point (said arc being subtended by a chord having a chord bearing of North 46 degrees 47 minutes 52 seconds East, a chord distance of
457.08 feet and a radius of 883.01 feet); thence North 61 degrees 47 minutes 52 seconds East a distance of 277.91 feet to a point; thence northeasterly along an arc of a curve to the left distance of 518.27 feet to a point marked by a 1/2-inch rebar pin (said arc being subtended by a chord having a chord bearing of North 45 degrees 13 minutes 11 seconds East, a chord distance of 511.07 feet and a radius of 895.59 feet); leaving said southerly margin of the right-of-way of Northbrook Parkway, thence South 61 degrees 21 minutes 31 seconds East a distance of 1,185.63 feet to a point marked by a 5/8-inch rebar pin which is located on the western margin of the right-of-way of Old Peachtree Road; thence South 03 degrees 13 minutes 18 seconds East along the western margin of the right-of-way of Old Peachtree Road a distance of 199.76 feet to a point; thence southerly and southwesterly along the western and northwestern margin of the right-of-way of Old Peachtree Road and being an arc of a curve to the right a distance of 536.80 feet to a point (said arc being subtended by a chord having a chord bearing of South 26 degrees 52 minutes 52 seconds West, a chord distance of 512.44 feet and a radius of 510.85 feet); thence South 56 degrees 59 minutes 02 seconds West along the northwestern margin of the right-of-way of Old Peachtree Road


                               Exhibit B - Page 3
a distance of 729.16 feet to a point; thence southwesterly along the northwestern margin of the right-of-way of Old Peachtree Road along an arc of a curve to the left a distance of 330.46 feet to a point marked by a 1/2 inch rebar pin (said arc being subtended by a chord having a chord bearing of south 46 degrees 52 minutes 01 seconds West, a chord distance of 328.74 feet and a radius of 935.72 feet); thence southwesterly, westerly and northwesterly along an arc of a curve to the right a distance of 18.19 feet tot he POINT OF BEGINNING (said arc being subtended by a chord having a chord bearing of South 80 degrees 10 minutes 35 seconds West, a chord distance of 16.50 feet and a radius of 12.00 feet), said parcel containing an aggregate of 49.552 acres, depicted as Tract 1 (12.208 acres); Tract 2 (10.000 acres) and Tract 3 (27.334 acres), and being more particularly shown and delineated on that certain survey entitled "As Built Survey for OKI America, Inc.; Solectron Georgia Corporation; BNP Leasing Corporation and Chicago Title Insurance Company:, prepared by Pinion & McGaughery Land Surveyors, Inc, bearing the seal and certification of George
H. Pinion, Georgia Registered Land Surveyor Number 1606, dated July 1, 1998 last revised October 7, 1998, which survey is incorporated herein by reference thereto.


                               Exhibit B - Page 4

                                     ANNEX B

                             PERMITTED ENCUMBRANCES

[DRAFTING NOTE: TO THE EXTENT THAT ENCUMBRANCES (OTHER THAN "LIENS REMOVABLE BY BNPLC") ARE IDENTIFIED IN ADDITION TO THOSE DESCRIBED BELOW, SUCH ADDITIONAL ENCUMBRANCES WILL BE ADDED TO THE LIST BELOW AND THIS "DRAFTING NOTE" WILL BE DELETED BEFORE THIS DEED IS ACTUALLY EXECUTED AND DELIVERED BY BNPLC. SUCH ADDITIONAL ENCUMBRANCES WOULD INCLUDE ANY NEW ENCUMBRANCES APPROVED BY BNPLC AS "PERMITTED ENCUMBRANCES" UNDER THE LEASE FROM TIME TO TIME OR BECAUSE OF SGC'S REQUEST FOR BNPLC'S CONSENT OR APPROVAL TO AN ADJUSTMENT AS PROVIDED IN THE LEASE.]

    This conveyance is subject to all encumbrances not constituting a "Lien Removable by BNPLC" (as defined in the List of Defined Terms attached to the Lease Agreement referenced in item #1 of the list below), including the following matters to the extent the same are still valid and in force:

1. Lease Agreement dated as of October 20, 1998, by and between BNP Leasing Corporation, as lessor, and Solectron Georgia Corporation, as lessee.

2. Declaration of Protective Covenants for Northbrook, Gwinnett County, Georgia by Weeks NorthBrook MeadowBrook I Partnership, Ltd. and David Roan, dated March 11, 1986, filed for record March 14, 1986 at 3:54 p.m., recorded in Deed Book 3426, Page 118, Records of Gwinnett County, Georgia; as assigned by that certain Assignment of Declaration of Protective Covenants for Northbrook from Weeks Northbrook Meadowbrook I Partnership, Ltd., a Georgia limited partnership to Weeks Development Partnership, a Georgia general partnership, dated August 24, 1994, filed for record September 1, 1994 at 3:31 p.m., recorded in Deed Book 10643, Page 286, aforesaid Record.

3. Those matters as disclosed by that certain survey entitled "As Built Survey for OKI America, Inc.", prepared by Pinion & McGaughey Land Surveyors, Inc., bearing the seal and certification of George H. Pinion, Georgia Registered Land Surveyor Number 1606, dated July 1, 1998, as follows:

    (i)    15-foot building line along northeasterly line of subject property;

    (ii) 100-foot building line located along a portion of Old Peachtree Road near easterly corner of subject property;

    (iii) 50-foot building lines along Northridge Drive, Northbrook Parkway and a portion of Old Peachtree Road;

    (iv)   75-foot natural buffer in east corner of subject property;

    (v)    10-foot no access buffer in east corner of subject property;

    (vi) 10-foot, 15-foot and 20-foot drainage easements with 18-inch, 30-inch, 36-inch, 48-inch and 60-inch corrugated metal pipes, swales, flared end sections, manholes, junction boxes and outlet control structure in southerly, westerly and easterly portions of subject property;


                               Exhibit B - Page 5

    (vii) 20-foot sanitary sewer easements with manholes in southerly, westerly and central portions of subject property;

    (viii)  branches in southwesterly portion of subject property;

    (ix) two (2) detention ponds with earthen berm, 60-foot corrugated metal pipe and headwall with 10-foot drainage easement surrounding said ponds in westerly portion of subject property;

    (x)     water vaults in easterly and northerly portions of subject property;

    (xi)    liquid oxygen tank located in northerly portion of subject property;

    (xii) Jackson Electric Membership Corporation cubicle located in easterly corner portion of subject property;

    (xiii) Southern Bell cabinet located in easterly portion of subject property;

    (xiv)   guy wire crossing easterly line of subject property;

    (xv)    ditch in westerly portion of subject property;

    (xvi)   lights and bollard lights throughout subject property;

    (xvii)  electric box in central portion of subject property;

    (xviii) fire hydrants throughout subject property;

    (xix)   concrete flumes on northwestern side of building;

    (xx) two (2) concrete pads with electrical equipment in easterly portion of subject property;

    (xxi)   water meter on southern side of building; and

    (xxii)  concrete vault (electric) in central portion of subject property.


                               Exhibit B - Page 6

                                    EXHIBIT C

                             INTENTIONALLY DELETED.

                                    EXHIBIT D

                         BILL OF SALE AND ASSIGNMENT OF
                           LEASE AND INTANGIBLE ASSETS


     Reference is made to: (1) that certain Purchase Agreement between BNP Leasing Corporation ("ASSIGNOR") and Solectron Georgia Corporation, dated as of October 20, 1998 (the "PURCHASE AGREEMENT"); (2) that certain Lease Agreement between Assignor, as landlord, and Solectron Georgia Corporation, as tenant, dated as of October 20, 1998 (the "LEASE"); and (3) that certain Closing Certificate and Agreement by Solectron Georgia Corporation in favor of Assignor, dated as of October 20, 1998 (the "CLOSING CERTIFICATE"). (Capitalized terms used and not otherwise defined in this document are intended to have the meanings assigned to them in the List of Defined Terms attached to and made a part of the Lease.)

     As contemplated by the Purchase Agreement, Assignor hereby sells, transfers and assigns unto [SGC OR THE APPLICABLE PURCHASER, AS THE CASE MAY BE], a _____________ ("ASSIGNEE"), all of Assignor's right, title and interest in and to the following property, if any, to the extent such property is assignable:

     (a)  the Lease;

     (b) any pending or future award made because of any condemnation affecting the Property or because of any conveyance to be made in lieu thereof, and any unpaid award for damage to the Property and any unpaid proceeds of insurance or claim or cause of action for damage, loss or injury to the Property; and

     (c) all other property included within the definition of "Property" as set forth in the Purchase Agreement, including but not limited to any of the following transferred to Assignor by the tenant pursuant to Paragraph 8 of the Lease or otherwise acquired by Assignor, at the time of the execution and delivery of the Lease and Purchase Agreement or thereafter, by reason of Assignor's status as the owner of any interest in the Property: (1) any goods, equipment, furnishings, furniture, chattels and tangible personal property of whatever nature that are located on the Property and all renewals or replacements of or substitutions for any of the foregoing; (ii) the rights of Assignor, existing at the time of the execution of the Lease and Purchase Agreement or thereafter arising, under Permitted Encumbrances or Development Documents (both as defined in the Lease); and (iii) any other permits, licenses, franchises, certificates, and other rights and privileges related to the Property that Assignee would have acquired if Assignee had itself purchased the land included in the Property.

Provided, however, excluded from this conveyance and reserved to Assignor are any rights or privileges of Assignor under the following ("EXCLUDED RIGHTS"):
(1) the indemnities set forth in the Lease and the Closing Certificate, whether such rights are presently known or unknown, including rights of the Assignor to be indemnified against environmental claims of third parties as provided in the Closing Certificate which may not presently be known, (2) provisions in the Lease that establish the right of Assignor to recover any accrued unpaid rent under the Lease which may be outstanding as of the date hereof, (3) agreements between Assignor and "BNPLC's Parent" or any "Participant," both as defined in the Lease, or any modification or extension thereof, or (4) any other instrument being delivered to Assignor contemporaneously herewith pursuant to the Purchase Agreement. To the extent that this conveyance does include any rights to receive future payments under the Lease, such rights ("INCLUDED RIGHTS") shall be subordinate to Assignor's Excluded Rights, and Assignee hereby waives any rights to enforce Included Rights until such time as Assignor has received all payments to which it remains entitled by reason of Excluded Rights. If any amount shall be paid to Assignee on account of any Included Rights at any time before Assignor has received all payments to which it is entitled because of Excluded Rights, such amount shall be held in trust by Assignee for the benefit of Assignor, shall be segregated from the other funds of Assignee and shall forthwith be paid over to Assignor to be held by Assignor as collateral for, or then or at any time thereafter applied in whole or in part by Assignor against, the payments due to Assignor because of Excluded Rights, whether matured or unmatured, in such order as Assignor shall elect.

     Assignor does for itself and its successors covenant and agree to warrant and defend the title to the property assigned herein against the just and lawful claims and demands of any person claiming under or through a Lien Removable by BNPLC, but not otherwise.

     Assignee hereby assumes and agrees to keep, perform and fulfill Assignor's obligations, if any, relating to any permits or contracts, under which Assignor has rights being assigned herein.


     IN WITNESS WHEREOF, the parties have executed this instrument as of _______________, _____.



                           ASSIGNOR:

                           BNP LEASING CORPORATION a Delaware corporation



                           By:______________________________________________
                           Its:_____________________________________________


                           ASSIGNEE:

                           [SGC OR THE APPLICABLE PURCHASER], a ____________ corporation



                           By: _____________________________________________
                           Its:_____________________________________________


                               Exhibit D - Page 2

STATE OF ____________    )
                         )    SS
COUNTY OF ___________    )


     On ___________________ before me, ______________________________________, personally appeared _____________________________ and _________________________,
personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

     WITNESS my hand and official seal.




     Signature _____________________





STATE OF ____________    )
                         )    SS
COUNTY OF ___________    )


     On ___________________ before me, _______________________________________, personally appeared ________________________and _________________________ ,
personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

     WITNESS my hand and official seal.




     Signature_____________________________


                               Exhibit D - Page 3

                                     ANNEX A
                                LEGAL DESCRIPTION

[DRAFTING NOTE: TO THE EXTENT THAT THE "LAND" COVERED BY THE LEASE CHANGES FROM TIME TO TIME BECAUSE OF ADJUSTMENTS FOR WHICH SGC REQUESTS BNPLC'S CONSENT OR APPROVAL AS PROVIDED IN THE LEASE, SO TOO WILL THE DESCRIPTION OF THE LAND BELOW CHANGE. ANY SUCH CHANGES WILL BE INCORPORATED INTO THE DESCRIPTION BELOW AND THIS "DRAFTING NOTE" WILL BE DELETED BEFORE THE DOCUMENT TO WHICH THIS DESCRIPTION IS ATTACHED IS ACTUALLY EXECUTED AND DELIVERED.]

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lots 126, 153 and 154, 7th District of Gwinnett County, Georgia, which is described as follows:

TO LOCATE THE POINT OF BEGINNING commence at a point formed by the intersection of the northeastern margin of the right-of-way of Northridge Drive (having an 80-foot right-of-way) and the northwestern margin of the right-of-way of Old Peachtree Road (having an 80-foot right of way), if both of said rights-of-way are extended to form a point; thence North 56 degrees 23 minutes 46 seconds West a distance of 11.43 feet to a point marked by a 1/2-inch rebar pin which is the POINT OF BEGINNING and which is located on the northeastern margin of the right-of-way of Northridge Drive; thence northwesterly along the northeastern margin of the right-of-way of Northridge Drive the following five (5) courses and distances, or curves, as hereinafter described: thence North 56 degrees 23 minutes 46 seconds West a distance of 216.60 feet to a point; thence northwesterly along an arc of a curve to the right a distance of 278.76 feet to a point (said arc being subtended by a chord having a chord bearing of North 44 degrees 21 minutes 15 seconds West, a chord distance of 276.71 feet and a radius of 663.15 feet); thence North 32 degrees 19 minutes 42 seconds West a distance of 225.20 feet to a point; thence northwesterly along an arc of a curve to the left a distance of 312.95 feet to a point (said arc being subtended by a chord having a chord bearing of North 45 degrees 15 minutes 26 seconds West, a chord distance of 310.30 feet and a radius of 692.57 feet); thence North 58 degrees 12 minutes 08 seconds West a distance of 308.00 feet to a point marked by a 1/2-inch rebar pin; thence leaving the northeastern margin of the right-of-way of Northridge Drive and continuing northwesterly, northerly and northeasterly along an arc of a curve to the right a distance of 18.85 feet to a point marked by a 1/2-inch rebar pin (said arc being subtended by a chord having a chord bearing of North 13 degrees 12 minutes 08 seconds West, a chord distance of
16.97 feet and a radius of 12.00 feet) located on the southeasterly margin of the right-of-way of Northbrook Parkway (having a 100-foot right-of-way); thence easterly along the southeasterly margin of the right-of-way of Northbrook Parkway the following four (4) courses and distances, or curves, as hereinafter described: North 31 degrees 47 minutes 52 seconds East a distance of 164.90 feet to point; thence northeasterly along an arc of a curve to the right a distance of 462.34 feet to a point (said arc being subtended by a chord having a chord bearing of North 46 degrees 47 minutes 52 seconds East, a chord distance of
457.08 feet and a radius of 883.01 feet); thence North 61 degrees 47 minutes 52 seconds East a distance of 277.91 feet to a point; thence northeasterly along an arc of a curve to the left distance of 518.27 feet to a point marked by a 1/2-inch rebar pin (said arc being subtended by a chord having a chord bearing of North 45 degrees 13 minutes 11 seconds East, a chord distance of 511.07 feet and a radius of 895.59 feet); leaving said southerly margin of the right-of-way of Northbrook Parkway, thence South 61 degrees 21 minutes 31 seconds East a distance of 1,185.63 feet to a point marked by a 5/8-inch rebar pin which is located on the western margin of the right-of-way of Old Peachtree Road; thence South 03 degrees 13 minutes 18 seconds East along the western margin of the right-of-way of Old Peachtree Road a distance of 199.76 feet to a point; thence southerly and southwesterly along the western and northwestern margin of the right-of-way of Old Peachtree Road and being an arc of a curve to the right a distance of 536.80 feet to a point (said arc being subtended by a chord having a chord bearing of South 26 degrees 52 minutes 52 seconds West, a chord distance of 512.44 feet and a radius of 510.85 feet); thence South 56 degrees 59 minutes 02 seconds West along the northwestern margin of the right-of-way of Old Peachtree Road a distance of 729.16 feet to a point; thence southwesterly along the northwestern


                               Exhibit D - Page 4
margin of the right-of-way of Old Peachtree Road along an arc of a curve to the left a distance of 330.46 feet to a point marked by a 1/2 inch rebar pin (said arc being subtended by a chord having a chord bearing of south 46 degrees 52 minutes 01 seconds West, a chord distance of 328.74 feet and a radius of 935.72 feet); thence southwesterly, westerly and northwesterly along an arc of a curve to the right a distance of 18.19 feet tot he POINT OF BEGINNING (said arc being subtended by a chord having a chord bearing of South 80 degrees 10 minutes 35 seconds West, a chord distance of 16.50 feet and a radius of 12.00 feet), said parcel containing an aggregate of 49.552 acres, depicted as Tract 1 (12.208 acres); Tract 2 (10.000 acres) and Tract 3 (27.334 acres), and being more particularly shown and delineated on that certain survey entitled "As Built Survey for OKI America, Inc.; Solectron Georgia Corporation; BNP Leasing Corporation and Chicago Title Insurance Company:, prepared by Pinion & McGaughery Land Surveyors, Inc, bearing the seal and certification of George H. Pinion, Georgia Registered Land Surveyor Number 1606, dated July 1, 1998 last revised October 7, 1998, which survey is incorporated herein by reference thereto.


                               Exhibit D - Page 5

                                    EXHIBIT E

     ACKNOWLEDGMENT OF DISCLAIMER OF REPRESENTATIONS AND WARRANTIES

     THIS ACKNOWLEDGMENT OF DISCLAIMER OF REPRESENTATIONS AND WARRANTIES (this "CERTIFICATE") is made as of ___________________, ____, by [SGC or the Applicable Purchaser, as the case may be], a ___________________ ("GRANTEE").

     Contemporaneously with the execution of this Certificate, BNP Leasing Corporation, a Delaware corporation ("BNPLC"), is executing and delivering to Grantee (1) a deed and (2) a Bill of Sale and Assignment of Lease and Intangible Assets (the foregoing documents and any other documents to be executed in connection therewith are herein called the "CONVEYANCING DOCUMENTS" and any of the properties, rights or other matters assigned, transferred or conveyed pursuant thereto are herein collectively called the "SUBJECT PROPERTY").

     NOTWITHSTANDING ANY PROVISION CONTAINED IN THE CONVEYANCING DOCUMENTS TO THE CONTRARY, GRANTEE ACKNOWLEDGES THAT BNPLC MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY NATURE OR KIND, WHETHER STATUTORY, EXPRESS OR IMPLIED, WITH RESPECT TO ENVIRONMENTAL MATTERS OR THE PHYSICAL CONDITION OF THE SUBJECT PROPERTY, AND GRANTEE, BY ACCEPTANCE OF THE CONVEYANCING DOCUMENTS, ACCEPTS THE SUBJECT PROPERTY "AS IS," "WHERE IS," "WITH ALL FAULTS" AND WITHOUT ANY SUCH REPRESENTATION OR WARRANTY BY GRANTOR AS TO ENVIRONMENTAL MATTERS, THE PHYSICAL CONDITION OF THE SUBJECT PROPERTY, COMPLIANCE WITH SUBDIVISION OR PLATTING REQUIREMENTS OR CONSTRUCTION OF ANY IMPROVEMENTS. Without limiting the generality of the foregoing, Grantee hereby further acknowledges and agrees that warranties of merchantability and fitness for a particular purpose are excluded from the transaction contemplated by the Conveyancing Documents, as are any warranties arising from a course of dealing or usage of trade. Grantee hereby assumes all risk and liability (and agrees that BNPLC shall not be liable for any special, direct, indirect, consequential, or other damages) resulting or arising from or relating to the ownership, use, condition, location, maintenance, repair, or operation of the Subject Property, except for damages proximately caused by (and attributed by any applicable principles of comparative fault to) the Established Misconduct of BNPLC. As used in the preceding sentence, "ESTABLISHED MISCONDUCT" is intended to have, and be limited to, the meaning given to it in the List of Defined Terms attached to the Purchase Agreement between BNPLC and Solectron Georgia Corporation dated as of October 20, 1998, pursuant to which BNPLC is delivering the Conveyancing Documents.

     The provisions of this Certificate shall be binding on Grantee, its successors and assigns and any other party claiming through Grantee. Grantee hereby acknowledges that BNPLC is entitled to rely and is relying on this Certificate.

     EXECUTED as of ________________, ____.

                                   [SGC OR THE APPLICABLE PURCHASER]

                                   By:__________________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

                                    EXHIBIT F

                              INTENTIONALLY DELETED

                                    EXHIBIT G

                             SECRETARY'S CERTIFICATE


     The undersigned, [Secretary or Assistant Secretary] of BNP Leasing Corporation, a Delaware corporation (the "Corporation"), hereby certifies as follows:

     1. That he is the duly, elected, qualified and acting Secretary [or Assistant Secretary] of the Corporation and has custody of the corporate records, minutes and corporate seal.

     2. That the following named persons have been properly designated, elected and assigned to the office in the Corporation as indicated below; that such persons hold such office at this time and that the specimen signature appearing beside the name of such officer is his or her true and correct signature.

[THE FOLLOWING BLANKS MUST BE COMPLETED WITH THE NAMES AND SIGNATURES OF THE OFFICERS WHO WILL BE SIGNING THE DEED AND OTHER SALE CLOSING DOCUMENTS ON BEHALF OF THE CORPORATION.]

Name                                Title                                 Signature
----                                -----                                 ---------
-----------                        -----------------                      ---------------------

-----------                        -----------------                      ---------------------

        3. That the resolutions attached hereto and made a part hereof were duly adopted by the Board of Directors of the Corporation in accordance with the Corporation's Articles of Incorporation and Bylaws. Such resolutions have not been amended, modified or rescinded and remain in full force and effect.

        IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Corporation on this __, day of ______________, ____.




                                 -----------------------------------------
                                          [signature and title]

                            CORPORATE RESOLUTIONS OF
                             BNP LEASING CORPORATION


        WHEREAS, pursuant to that certain Purchase Agreement (herein called the "Purchase Agreement") dated as of October 20, 1998, by and between BNP Leasing Corporation (the "Corporation") and Solectron Georgia Corporation ("Purchaser"), the Corporation agreed to sell and Purchaser agreed to purchase or cause the Applicable Purchaser (as defined in the Purchase Agreement) to purchase the Corporation's interest in the property (the "Property") located in __________, Georgia more particularly described therein.

        NOW THEREFORE, BE IT RESOLVED, that the Board of Directors of the Corporation, in its best business judgment, deems it in the best interest of the Corporation and its shareholders that the Corporation convey the Property to Purchaser or the Applicable Purchaser pursuant to and in accordance with the terms of the Purchase Agreement.

        RESOLVED FURTHER, that the proper officers of the Corporation, and each of them, are hereby authorized and directed in the name and on behalf of the Corporation to cause the Corporation to fulfill its obligations under the Purchase Agreement.

        RESOLVED FURTHER, that the proper officers of the Corporation, and each of them, are hereby authorized and directed to take or cause to be taken any and all actions and to prepare or cause to be prepared and to execute and deliver any and all deeds and other documents, instruments and agreements that shall be necessary, advisable or appropriate, in such officer's sole and absolute discretion, to carry out the intent and to accomplish the purposes of the foregoing resolutions.


                               Exhibit G - Page 2

                                    EXHIBIT H



                             BNP LEASING CORPORATION
                                 717 N. HARWOOD
                                   SUITE 2630
                               DALLAS, TEXAS 75201


                         ___________________ , ________



[Title Insurance Company]

-----------------

-----------------

-----------------

        Re: Recording of (1) Deed and (2) Bill of Sale and Assignment of Lease and Intangible Assets to [SGC OR THE APPLICABLE PURCHASER] ("Purchaser")

Ladies and Gentlemen:

        BNP Leasing Corporation has executed and delivered to Purchaser (1) a Deed and (2) Bill of Sale and Assignment of Lease and Intangible Assets, each in the form attached to this letter. You are hereby authorized and directed to record such documents at the request of Purchaser.

                                          Sincerely,

                                    EXHIBIT I

                                FIRPTA STATEMENT

        Section 1445 of the Internal Revenue Code of 1986, as amended, provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person.

        To inform [SGC OR THE APPLICABLE PURCHASER] (the "Transferee") that withholding of tax is not required upon the disposition of a real property interest by transferor, BNP Leasing Corporation (the "Seller"), the undersigned hereby certifies the following on behalf of the Seller:

        1. The Seller is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

        2. The United States employer identification number for the Seller is 75-2252918;

        3. The office address of the Seller is ______________
___________________________________ .

        The Seller understands that this certification may be disclosed to the Internal Revenue Service by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

        The Seller understands that the Transferee is relying on this affidavit in determining whether withholding is required upon said transfer. The Seller hereby agrees to indemnify and hold the Transferee harmless from and against any and all obligations, liabilities, claims, losses, actions, causes of action, demands, rights, damages, costs, and expenses (including but not limited to court costs and attorneys' fees) incurred by the Transferee as a result of any false misleading statement contained herein.

        Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Seller.

        Dated:  ___________, ____.


                                    BNP LEASING CORPORATION, a Delaware
                                    corporation

                                    By: ________________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                                    EXHIBIT J

                     INDEMNITY FOR LIENS REMOVABLE BY BNPLC


        THIS INDEMNITY AGREEMENT (this "AGREEMENT") is made as of
_________________, _____, by SOLECTRON GEORGIA CORPORATION, a Georgia corporation ("PURCHASER") [OR THE APPLICABLE PURCHASER] and BNP LEASING CORPORATION, a Delaware corporation ("SELLER") and ___________________________ ("TITLE COMPANY").

                                 R E C I T A L S

        A. Purchaser is acquiring the land described in Annex A attached hereto and any improvements located thereon (the "PROPERTY") pursuant to the terms and conditions of that certain Purchase Agreement dated as of October 20, 1998 by between Seller and Purchaser [or SGC] (the "PURCHASE AGREEMENT").

        B. In connection with its acquisition of the Property, Seller has been notified as contemplated by the Purchase Agreement that the matters described in Annex B attached hereto (the "RELEVANT ENCUMBRANCES") have been identified as encumbrances upon title to the Property and that such matters, to the extent valid, constitute Liens Removable by BNPLC (as defined below).

        C. Because of such notice to Seller, Seller is required by the Purchase Agreement to tender this Indemnity Agreement to Purchaser.

        NOW, THEREFORE, in consideration of the above recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

        Seller must promptly remove any of the Relevant Encumbrances that constitute "LIENS REMOVABLE BY BNPLC" (which for purposes of this Indemnity Agreement shall have the meaning assigned to it in the List of Defined Terms attached to the Purchase Agreement). Seller must also pay, indemnify and hold harmless Purchaser, the Title Company, the Purchaser's successors and assigns as to the Property and the Title Company's successors and assigns as to any title insurance policy issued to Purchaser by the Title Company covering the Property from and against any and all liabilities, damages, claims, actions, judgments, costs and expenses (including, without limitation, reasonable attorneys' fees) caused by Seller's failure to promptly remove any of the Relevant Encumbrances that constitute Liens Removable by BNPLC.

        Nothing herein shall be construed as an admission by Seller that any of the Relevant Encumbrances do constitute Liens Removable by BNPLC or as imposing a duty upon Seller to remove or defend against claims arising out of any Relevant Encumbrances that do not constitute Liens Removable by BNPLC. Nothing herein contained shall limit Purchaser's rights or remedies under the Purchase Agreement because of any failure by BNPLC to remove all Liens Removable by BNPLC before conveying the Property.

        THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

        SELLER, PURCHASER AND THE TITLE COMPANY EACH HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER DOCUMENT, OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT AND THE

RELATIONSHIP THAT IS BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Purchaser, Seller and the Title Company each acknowledge that this waiver is a material inducement to enter into a business relationship, that each has already relied on the waiver in entering into this Agreement and the other documents referred to herein, and that each will continue to rely on the waiver in their related future dealings. Purchaser, Seller and the Title Company each further warrant and represent that it has reviewed this waiver with its legal counsel, and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LEASE OR THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.


         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]


                               Exhibit J - Page 2

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                    "Seller"

                                    BNP LEASING CORPORATION, a Delaware
                                    corporation


                                    By: ________________________________________
                                      Name:  ________________________
                                      Title: ________________________


                                   "Purchaser"

                                   SOLECTRON GEORGIA CORPORATION, a Georgia corporation


                                   By: _________________________________________
                                     Name:  ________________________
                                     Title: ________________________


                                   "Title Company"

                                   _________________________________, a
                                   __________________________


                                   By: _________________________________________
                                     Name:  ________________________
                                     Title: ________________________


                               Exhibit J - Page 3

                                     ANNEX A
                                LEGAL DESCRIPTION

[DRAFTING NOTE: TO THE EXTENT THAT THE "LAND" COVERED BY THE LEASE CHANGES FROM TIME TO TIME BECAUSE OF ADJUSTMENTS FOR WHICH SGC REQUESTS BNPLC'S CONSENT OR APPROVAL AS PROVIDED IN THE LEASE, SO TOO WILL THE DESCRIPTION OF THE LAND BELOW CHANGE. ANY SUCH CHANGES WILL BE INCORPORATED INTO THE DESCRIPTION BELOW AND THIS "DRAFTING NOTE" WILL BE DELETED BEFORE THE DOCUMENT TO WHICH THIS DESCRIPTION IS ATTACHED IS ACTUALLY EXECUTED AND DELIVERED.]

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lots 126, 153 and 154, 7th District of Gwinnett County, Georgia, which is described as follows:

TO LOCATE THE POINT OF BEGINNING commence at a point formed by the intersection of the northeastern margin of the right-of-way of Northridge Drive (having an 80-foot right-of-way) and the northwestern margin of the right-of-way of Old Peachtree Road (having an 80-foot right of way), if both of said rights-of-way are extended to form a point; thence North 56 degrees 23 minutes 46 seconds West a distance of 11.43 feet to a point marked by a 1/2-inch rebar pin which is the POINT OF BEGINNING and which is located on the northeastern margin of the right-of-way of Northridge Drive; thence northwesterly along the northeastern margin of the right-of-way of Northridge Drive the following five (5) courses and distances, or curves, as hereinafter described: thence North 56 degrees 23 minutes 46 seconds West a distance of 216.60 feet to a point; thence northwesterly along an arc of a curve to the right a distance of 278.76 feet to a point (said arc being subtended by a chord having a chord bearing of North 44 degrees 21 minutes 15 seconds West, a chord distance of 276.71 feet and a radius of 663.15 feet); thence North 32 degrees 19 minutes 42 seconds West a distance of 225.20 feet to a point; thence northwesterly along an arc of a curve to the left a distance of 312.95 feet to a point (said arc being subtended by a chord having a chord bearing of North 45 degrees 15 minutes 26 seconds West, a chord distance of 310.30 feet and a radius of 692.57 feet); thence North 58 degrees 12 minutes 08 seconds West a distance of 308.00 feet to a point marked by a 1/2-inch rebar pin; thence leaving the northeastern margin of the right-of-way of Northridge Drive and continuing northwesterly, northerly and northeasterly along an arc of a curve to the right a distance of 18.85 feet to a point marked by a 1/2-inch rebar pin (said arc being subtended by a chord having a chord bearing of North 13 degrees 12 minutes 08 seconds West, a chord distance of
16.97 feet and a radius of 12.00 feet) located on the southeasterly margin of the right-of-way of Northbrook Parkway (having a 100-foot right-of-way); thence easterly along the southeasterly margin of the right-of-way of Northbrook Parkway the following four (4) courses and distances, or curves, as hereinafter described: North 31 degrees 47 minutes 52 seconds East a distance of 164.90 feet to point; thence northeasterly along an arc of a curve to the right a distance of 462.34 feet to a point (said arc being subtended by a chord having a chord bearing of North 46 degrees 47 minutes 52 seconds East, a chord distance of
457.08 feet and a radius of 883.01 feet); thence North 61 degrees 47 minutes 52 seconds East a distance of 277.91 feet to a point; thence northeasterly along an arc of a curve to the left distance of 518.27 feet to a point marked by a 1/2-inch rebar pin (said arc being subtended by a chord having a chord bearing of North 45 degrees 13 minutes 11 seconds East, a chord distance of 511.07 feet and a radius of 895.59 feet); leaving said southerly margin of the right-of-way of Northbrook Parkway, thence South 61 degrees 21 minutes 31 seconds East a distance of 1,185.63 feet to a point marked by a 5/8-inch rebar pin which is located on the western margin of the right-of-way of Old Peachtree Road; thence South 03 degrees 13 minutes 18 seconds East along the western margin of the right-of-way of Old Peachtree Road a distance of 199.76 feet to a point; thence southerly and southwesterly along the western and northwestern margin of the right-of-way of Old Peachtree Road and being an arc of a curve to the right a distance of 536.80 feet to a point (said arc being subtended by a chord having a chord bearing of South 26 degrees 52 minutes 52 seconds West, a chord distance of 512.44 feet and a radius of


                               Exhibit J - Page 5

510.85 feet); thence South 56 degrees 59 minutes 02 seconds West along the northwestern margin of the right-of-way of Old Peachtree Road a distance of
729.16 feet to a point; thence southwesterly along the northwestern margin of the right-of-way of Old Peachtree Road along an arc of a curve to the left a distance of 330.46 feet to a point marked by a 1/2 inch rebar pin (said arc being subtended by a chord having a chord bearing of south 46 degrees 52 minutes 01 seconds West, a chord distance of 328.74 feet and a radius of 935.72 feet); thence southwesterly, westerly and northwesterly along an arc of a curve to the right a distance of 18.19 feet tot he POINT OF BEGINNING (said arc being subtended by a chord having a chord bearing of South 80 degrees 10 minutes 35 seconds West, a chord distance of 16.50 feet and a radius of 12.00 feet), said parcel containing an aggregate of 49.552 acres, depicted as Tract 1 (12.208 acres); Tract 2 (10.000 acres) and Tract 3 (27.334 acres), and being more particularly shown and delineated on that certain survey entitled "As Built Survey for OKI America, Inc.; Solectron Georgia Corporation; BNP Leasing Corporation and Chicago Title Insurance Company:, prepared by Pinion & McGaughery Land Surveyors, Inc, bearing the seal and certification of George H. Pinion, Georgia Registered Land Surveyor Number 1606, dated July 1, 1998 last revised October 7, 1998, which survey is incorporated herein by reference thereto.


                               Exhibit J - Page 5

                                     ANNEX B


                              Relevant Encumbrances


[THIS ANNEX IS TO BE COMPLETED BY A LIST OF POSSIBLE LIENS REMOVABLE BY BNPLC IDENTIFIED BY SGC AND AGAINST WHICH SGC HAS NOT BEEN ABLE TO OBTAIN TITLE INSURANCE.]


                               Exhibit J - Page 6

                                    Exhibit K

             NOTICE OF ELECTION TO TERMINATE THE PURCHASE OPTION AND
                SGC'S INITIAL REMARKETING RIGHTS AND OBLIGATIONS



BNP Leasing Corporation
717 North Harwood Street
Suite 2630
Dallas, Texas 75201
Attention: Lloyd G. Cox

        Re: Purchase Agreement dated as of October 20, 1998 (the "PURCHASE AGREEMENT"), between SOLECTRON GEORGIA CORPORATION ("SGC") and BNP Leasing Corporation ("BNPLC")

Gentlemen:

        Capitalized terms used in this letter are intended to have the meanings assigned to them in the Purchase Agreement referenced above. This letter shall constitute a notice, given before the Base Rent Commencement Date pursuant to subparagraph 4(B) of the Purchase Agreement, of SGC's election to terminate the Purchase Option and SGC's Initial Remarketing Rights and Obligations. SGC irrevocably elects to terminate the Purchase Option and SGC's Initial Remarketing Rights and Obligations effective immediately, subject only to the conditions described below.

        SGC ACKNOWLEDGES THAT THE ELECTION MADE BY SGC DESCRIBED ABOVE CONSTITUTES AN ISSUE 97-10 ELECTION UNDER AND AS DEFINED IN THE OPERATIVE DOCUMENTS.

        SGC also acknowledges that its right to terminate the Purchase Option and SGC's Initial Remarketing Rights and Obligations is subject to the condition precedent that SGC shall have delivered a Notice of SGC's Intent to Terminate, as necessary to terminate the Construction Management Agreement pursuant to Paragraph 5(D) thereof, or BNPLC shall have delivered an FOCB Notice as provided in Paragraph 5(E) of the Construction Management Agreement. Accordingly, if for any reason SGC has not already sent a Notice of SGC's Intent to Terminate, and BNPLC has not sent an FOCB Notice, the Purchase Option and SGC's Initial Remarketing Rights and Obligations shall not terminate by reason of this notice.

        SGC further acknowledges that no termination of the Purchase Option and SGC's Initial Remarketing Rights and Obligations by SGC pursuant to this notice shall be effective, unless contemporaneously with the giving of this notice SGC shall deliver to BNPLC a full Issue 97-10 Prepayment. SGC hereby covenants to pay, if SGC has not already done so, a full Issue 97-10 Prepayment to BNPLC.

        Finally, SGC acknowledges that a termination of the Purchase Option and SGC's Initial Remarketing Rights and Obligations pursuant to this notice shall cause the Lease to terminate as of the Base Rent Commencement Date pursuant to subparagraph 1(b) of the Lease.

        Executed this _____ day of ______________, 19___.

               SOLECTRON GEORGIA CORPORATION

               Name:__________________________________________________
               Title:_________________________________________________


[cc all Participants]


                               Exhibit K - Page 2